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                                                                   Exhibit 10.52

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made as of January 2, 1998 among Starwood Lodging Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Trust"), Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), and the persons and entities whose names appear under the heading "Holders" on the signature pages hereto (together with their permitted assigns, the "Holders"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in
Section 1.1.

                                    RECITALS

                  WHEREAS, pursuant to a Transaction Agreement dated as of September 8, 1997 (the "Transaction Agreement") among the Trust, SLT Realty Limited Partnership, a Delaware limited partnership (the "Realty Partnership"), the Corporation, SLC Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), certain of the Holders and certain other parties, (i) shares of common stock of Westin Hotels & Resorts Worldwide, Inc., a Delaware corporation ("Worldwide"), are being converted into, among other things, shares of Class A Exchangeable Preferred Stock, par value $.01 per share, of the Trust and shares of Class B Exchangeable Preferred Stock, par value $.01 per share, of the Trust pursuant to the merger of Worldwide with and into the Trust provided for in the Transaction Agreement (such shares of Class A Preferred Stock and Class B Preferred Stock issued pursuant to such merger being hereinafter called the "Class A Preferred Stock" and "Class B Preferred Stock", respectively), (ii) on the date hereof certain of the Holders are making capital contributions to the Realty Partnership in return for the issuance by the Realty Partnership to such Holders of Class A Units (as defined in the Limited Partnership Agreement of the Realty Partnership) of the Realty Partnership (such Class A Units issued by the Realty Partnership to the Holders on the date hereof being hereinafter called the "Realty Units") and (iii) on the date hereof certain of the Holders are making capital contributions to the Operating Partnership in return for the issuance by the Operating Partnership to such Holders of Class A Units (as defined in the Limited Partnership Agreement of the Operating Partnership) of the Operating Partnership (such Class A Units issued by the Operating Partnership to the Holders on the date hereof being hereinafter called the "Operating Units");

                  WHEREAS, pursuant to the Transaction Agreement, the parties hereto desire to set forth the rights of the Holders and the obligations of the Trust and the Corporation to cause the registration of the Registrable
Securities (as defined in Section 1.1) pursuant to the Securities Act;
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                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS AND USAGE.

                  1.1.  DEFINITIONS.  As used in this Agreement:

                  Beneficially Owning. "Beneficially Owning" means owning Trust Shares directly, indirectly or constructively by a Person through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by Section 856(h) of the Code.

                  Business Day. "Business Day" means any day other than Saturday, Sunday and any day on which commercial banks are not open to do business in New York, New York.

                  Class A Preferred Stock. "Class A Preferred Stock" shall have the meaning set forth in the recitals.

                  Class B Preferred Stock. "Class B Preferred Stock" shall have the meaning set forth in the recitals.

                  Code. "Code" shall mean the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as amended from time to time.

                  Commission. "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  Continuously Effective. "Continuously Effective", with respect to a specified registration statement, shall mean that such registration statement shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days during the period specified in the relevant provision of this Agreement.

                  Corporation Shares. "Corporation Shares" shall mean the shares of common stock, par value $.01 per share, of the Corporation.

                  Effectiveness Period. "Effectiveness Period" shall have the meaning set forth in Section 2.2.

                  Effective Time. "Effective Time" shall mean the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise


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becomes effective.

                  Electing Holder. "Electing Holder" shall mean a Holder that elects to require the Trust and the Corporation to file a Shelf Registration Statement pursuant to Section 2 or to participate in a Piggyback Registration pursuant to Section 3.

                  Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  Holders. "Holders" shall have the meaning set forth in the recitals.

                  Operating Partnership. "Operating Partnership" shall have the meaning set forth in the recitals.

                  Operating Units. "Operating Units" shall have the meaning set forth in the recitals.

                  Original Securities "Original Securities" shall have the meaning set forth in the definition of "Registrable Securities".

                  Ownership Limit. "Ownership Limit" when used with respect to Trust Shares, has the meaning set forth in the Declaration of Trust of the Trust and, when used with respect to the Corporation Shares, has the meaning set forth in the Restated Articles of Incorporation of the Corporation, in each case as amended from time to time.

                  Paired Shares. "Paired Shares" shall mean the Trust Shares and the Corporation Shares which are "paired" pursuant to the Pairing Agreement dated June 25, 1980 between the Trust and the Corporation, as it may be amended from time to time.

                  Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  Prospectus. "Prospectus" shall mean the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration


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Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Trust and the Corporation under the Exchange Act and incorporated by reference therein.

                  Piggyback Registration. "Piggyback Registration" shall have the meaning set forth in Section 3.

                  Realty Partnership. "Realty Partnership" shall have the meaning set forth in the recitals.

                  Realty Units. "Realty Units" shall have the meaning set forth in the recitals.

                  Register, Registered and Registration. "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                  Registrable Securities. "Registrable Securities" shall mean:
(i) the Paired Shares issued or issuable upon exchange or conversion of any of the Class A Preferred Stock, Class B Preferred Stock, Realty Units or Operating Units issued in connection with the Transaction Agreement (the "Original Securities"), (ii) any Paired Shares or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Trust and the Corporation generally for, or in replacement by the Trust and the Corporation generally of, such Paired Shares (or Original Securities that are convertible or exchangeable for Paired Shares); (iii) any securities issued in exchange for Paired Shares (or Original Securities that are convertible or exchangeable for Paired Shares) in any merger or reorganization of the Trust and the Corporation; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been publicly sold pursuant to Rule 144 under the Securities Act or any similar rule promulgated by the Commission pursuant to the Securities Act and (iv) during the continuance of any default by Starwood Trust of its obligations under the terms of the Class B EPS, the shares of Class B EPS received in the transactions contemplated by the Transaction Agreement; provided further, that the Trust and the Corporation shall have no obligation under Sections 2 and 3 to register any Registrable Securities if nationally recognized counsel for the Trust and the Corporation, experienced in such matters and reasonably satisfactory to such Holders, delivers (after consultation with counsel for such Holders) to the Holders of


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such Registrable Securities an opinion of counsel to the effect that the proposed sale or disposition of all the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and the Trust and the Corporation offer to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. Notwithstanding anything to the contrary set forth herein, Registrable Securities shall not include (x) any Realty Units, Operating Units, Class A EPS or, except as provided above, Class B EPS or (y) securities convertible or exchangeable for Paired Shares which are not being issued in connection with the Transaction Agreement or Paired Shares which are acquired other than in connection with the Transaction Agreement (which shall not be deemed to include Paired Shares which are acquired pursuant to the conversion or exchange of securities acquired pursuant to the Transaction Agreement).

                  Registrable Securities then outstanding. "Registrable Securities then outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date and the Registrable Securities which are issuable upon conversion or exchange of Class A Preferred Stock, Class B Preferred Stock, Realty Units and Operating Units owned by all Holders on such date.

                  Registration Expenses. "Registration Expenses" shall have the meaning set forth in Section 6.1.

                  REIT Rules. "REIT Rules" shall mean the rules under the Code, governing ownership limits and rules under the Code applicable to related party rents.

                  Required Holder or Required Holders. "Required Holder" shall have the meaning set forth in Section 2.1.

                  Securities Act. "Securities Act" shall mean the Securities Act of 1933 and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

                  Selling Holder. "Selling Holder" shall mean, with respect to a specified offering pursuant to this Agreement, a Holder whose Registrable Securities are included in such registration.

                  Shelf Registration Statement. "Shelf Registration Statement" shall mean a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all or a portion of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be


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adopted by the Commission, filed by the Trust and the Corporation pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

                  Transaction Agreement. "Transaction Agreement" shall have the meaning set forth in the recitals.

                  Transfer. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

                  Trust Shares. "Trust Shares" shall mean the shares of beneficial interest, $.01 par value, of the Trust.

                  Underwriters' Representative. "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

                  Units. "Units" shall mean Realty Units and Operating Units.

                  Violation. "Violation" shall have the meaning set forth in
Section 7.1.

                  1.2.  USAGE.

                  (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

                  (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude Paired Shares held by a Holder in a fiduciary capacity for customers of such Person.

                  (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any


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provision thereof shall include references to any successor provision).

                  (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

                  (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

                  (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

                  (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

                  (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 11.

                  SECTION 2.  SHELF REGISTRATIONS.

                  2.1. Subject to Section 2.3 and 2.4, if one or more Holders (each, a "Required Holder") of at least 1,257,156 shares or Units (or any combination thereof) of Registrable Securities (subject to adjustment in the event the exchange ratios of the Original Securities are adjusted pursuant to their terms) shall make a written request to the Trust and the Corporation to file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities held by the Required Holder or Required Holders, the Trust and the Corporation shall, within 60 calendar days following the date on which such request is received, so file such Shelf Registration Statement and, thereafter, shall use all reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act within 60 calendar days after the date of filing of such Shelf Registration Statement. Within seven calendar days after receiving the request from such Required Holder or Required Holders, the Trust and the Corporation will send written notice to the other Holders of such request. Such request shall specify the number of Registrable Securities to which it relates and the possible intended methods of disposition thereof and shall state that the Required Holder or Required Holders intends to distribute publicly all such Registrable Securities within two years after the filing of such Shelf Registration Statement. The Trust and the Corporation shall include in such Shelf Registration Statement all or any portion of the Registrable Securities requested by the Required Holders together with all or such portion of the Registrable Securities


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of any Holder or Holders joining in such request as are specified in a written request received by the Trust and the Corporation within ten Business Days after written notice from the Trust and the Corporation is given above. Prior to filing the Shelf Registration Statement, the Trust and the Corporation will furnish a draft thereof to the Holders and shall not file the Shelf Registration Statement (other than reports, proxy statement and other documents filed under the Exchange Act) with the Commission without the prior consent of the Holders, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary in this Agreement, the Trust and the Corporation shall have no obligation under this Section 2 or under Section 3 to any Holder of Registrable Securities to the extent such Holder is restricted under the Transaction Agreement or the Other Agreement (as defined in the Transaction Agreement) from selling or otherwise transferring such Registrable Securities; provided, however, that in the event of any transaction constituting a Change of Control (as defined in the Other Agreement) specified in clause (3) of such definition in which the Holders of Registrable Securities receive securities in exchange for the Registrable Securities, the Trust and, the Corporation agree that such transaction will be registered under the Securities Act; provided further that in the event of any Change of Control specified in clause (2) of the definition thereof (or any announced proxy solicitation intended to effect such a Change of Control) this sentence shall be deemed to be of no further force and effect.

                  2.2. The Trust and the Corporation shall use all reasonable efforts to keep the Shelf Registration Statement Continuously Effective in order to permit the Prospectus forming a part thereof to be usable by Holders for resales of Registrable Securities until the Registrable Securities registered thereunder have been distributed as contemplated thereby, but not later than the second anniversary of the Effective Date; provided that such two-year period will be extended for so long as such Holders reasonably request (based on advice of counsel that the proposed sale or disposition of all such Registrable Securities requires registration under the Securities Act) (such period being referred to herein as the "Effectiveness Period").

                  2.3. The Trust and the Corporation shall be entitled to postpone for up to 90 calendar days (provided that if such a 90-day postponement has occurred previously in the prior 365 days up to 45 days but no more) the filing, effectiveness, supplementing or amending of the Shelf Registration Statement or any supplement to the Prospectus thereto otherwise required to be prepared and filed pursuant to this Section 2 and may suspend any sales pursuant to the Shelf Registration Statement, the Prospectus and any supplements to the Prospectus (each, a "Blackout Period"), if the Board of Trustees of the Trust and the


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Board of Directors of the Corporation determine in good faith and on the advice of counsel that the disclosure required in such registration and the Transfer of Registrable Securities contemplated thereby would materially adversely affect any material financing, acquisition, disposition, reorganization or other material transaction involving the Realty Partnership, the Operating Partnership, the Trust or the Corporation or any of their respective subsidiaries and the Trust or the Corporation, as the case may be, promptly gives the Required Holder or Required Holders notice of such determination. Each Blackout Period shall terminate upon the earlier to occur of (x) the completion or abandonment of the financing, acquisition, disposition, reorganization, or other transaction and (y) the public disclosure by either the Trust or the Corporation or public admission by either the Trust or the Corporation of such information.

                  2.4. Notwithstanding anything in this Agreement to the contrary, (a) in no event will the Trust or the Corporation be obligated to effect more than one Shelf Registration Statement upon the request, as a Required Holder, of each of WHWE, Marswood or Nomura (each as defined in the Transaction Agreement), it being understood and agreed that any Shelf Registration Statement withdrawn prior to effectiveness shall not count as WHWE's, Marswood's or Nomura's one Shelf Registration Statement, and (b) no registration shall be effected under this Agreement and no Transfer of Registrable Securities may be effected if as a result thereof the Trust would violate the REIT Rules in any respect or if such registration or Transfer would result in any Person Beneficially Owning Paired Shares in excess of the Ownership Limit.

                  2.5. The Shelf Registration Statement shall be on such appropriate registration form of the Commission as shall be selected by the Trust and the Corporation and shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1.

                  2.6. If any sale under the Shelf Registration Statement involves an underwritten offering (whether on a "firm commitment", "best efforts" or "all reasonable efforts" basis or otherwise), the Required Holder or Required Holders shall select the underwriter or underwriters and manager or managers to administer such underwritten offering. If WHWE and its Affiliates collectively hold (i) more than 50%, or (ii) more than 30% but not more than 50%, of the Registrable Securities to be offered in such underwritten offering, then Goldman, Sachs & Co. or an affiliate thereof ("Goldman Sachs") shall be (i) the underwriter or (ii) a co-manager, respectively; provided, however, that if any Holder or Holders in addition to WHWE is a


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Required Holder then such additional Holder or Holders may select a co-manager, in addition to Goldman Sachs. Each Person so selected shall be acceptable to the Trust and the Corporation; provided, however, that Goldman Sachs shall be deemed to be acceptable to the Trust and the Corporation.

                  2.7. In connection with an underwritten offering by one or more Selling Holders of Registrable Securities if the Underwriters' Representative advises the Selling Holders that, in its opinion, the amount of securities requested to be included in such offering exceeds the amount which can be sold in such offering within a price range acceptable to the Selling Holder or Holders, securities shall be included in such offering, to the extent of the amount which can be sold within such price range, pro-rata based on the estimated gross proceeds from the sale thereof.

                  SECTION 3.  PIGGYBACK REGISTRATION.

                  3.1. If, at any time, the Trust and the Corporation propose to register securities under the Securities Act in connection with a public offering (other than a registration statement on Form S-4 or S-8 (or any replacement or successor forms)), the Trust and the Corporation shall promptly give the Holders written notice of such registration. Upon the written request of each Holder given as promptly as practicable but in any event within twenty
(20) days following the date of such notice, the Trust and the Corporation shall cause to be included in such registration statement and use their respective reasonable efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered; provided, however, that such right of inclusion shall not apply to any registration statement covering an offering of debt securities or convertible debt securities that does not include an offering of equity securities (other than those underlying such convertible debt securities) (any such registration in which Holders participate pursuant to this Section 3.1 being referred to as a "Piggyback Registration"). The Trust and the Corporation shall have the absolute right to delay, withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to any Holder, it being understood that any Registrable Securities previously included in any such withdrawn Registration Statement shall not cease to be Registrable Securities by reason of such inclusion or withdrawal.

                  3.2. If the Underwriters' Representative shall advise the Trust and the Corporation that, in its opinion, the amount of Registrable Securities requested to be included in a Piggyback Registration would adversely affect such offering, or the timing


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thereof, then the Trust and the Corporation will include in such registration, to the extent of the amount and class which the Trust and the Corporation are so advised can be sold without such adverse effect in such offering: first, all securities proposed to be sold by the Trust and the Corporation for their own accounts; second, all securities, if any, requested to be included in a registration statement pursuant to the exercise of demand registration rights granted by the Trust and the Corporation; and third, the Registrable Securities requested to be included in such registration by Holders pursuant to this
Section 3 and all other securities requested to be included in such registration pursuant to the exercise of piggyback rights granted to other entities, pro rata based on the estimated gross proceeds from the sale thereof.

                  SECTION 4. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement the Trust and the Corporation shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations), but only during the Effectiveness Period:

                  4.1. Promptly prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by the Shelf Registration Statement; provided, however, no such amendment or supplement (other than reports, proxy statements and other documents filed under the Exchange Act) shall be filed until the Holders have had a reasonable opportunity to comment thereon and have provided their consent to such filing. If the offering is an underwritten offering, the Trust and the Corporation shall amend the Shelf Registration Statement or supplement the Prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.4. The Trust and the Corporation shall amend the Shelf Registration Statement or supplement the Prospectus so that it will remain current and in compliance with the requirements of the Securities Act during the Effectiveness Period and if during such period any event or development occurs as a result of which the Shelf Registration Statement or Prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Trust or the Corporation shall as promptly as practicable notify each Holder, amend the Shelf Registration Statement and supplement the Prospectus so that each will thereafter comply with the Securities Act and furnish to each Holder, underwriter and manager such amended or supplemented Prospectus, which each such Holder shall thereafter use and shall use all reasonable


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efforts to cause any manager or underwriter to use in the Transfer of
Registrable Securities covered by the Shelf Registration Statement. Upon receipt of notice pursuant to this Section 4.1, each such Holder shall cease making offers or Transfers of Registrable Shares pursuant to the prior Prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Trust and Corporation are obligated to use their respective reasonable efforts to maintain the effectiveness of such registration statement, the Trust and the Corporation may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

                  4.2. Furnish to each Holder of Registrable Securities, without charge, such numbers of copies of the Shelf Registration Statement, any pre-effective or post-effective amendment thereto, the Prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, documents incorporated by reference in the Shelf Registration Statement and such other related documents as any such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holder.

                  4.3. Use their respective reasonable best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states where an exemption from registration is not available and as shall be reasonably requested by the Underwriters' Representative or any Holder and (ii) to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any state, at the earliest possible moment; provided, however, that neither the Trust nor the Corporation shall be required in connection therewith to (A) qualify as a foreign corporation or other foreign entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 4.3 or (B) consent to general service of process in any such jurisdiction, provided that the Trust and the Corporation shall execute consents to service of process in the forms customarily requested in connection with the Shelf Registration Statement or qualification of securities under any applicable state or securities or blue sky laws.

                  4.4. In the event of any underwritten offering, use their respective reasonable efforts to enter into and perform their respective obligations under an underwriting agreement (including indemnification and contribution obligations of


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underwriters), in usual and customary form, with the managing underwriter or underwriters of such offering and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of Registered Securities; and (A) make such representations and warranties with respect to the Shelf Registration Statement or any post-effective amendment or supplement thereto, Prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the Holders and the managers or underwriters of the Registered Securities in form, substance and scope as are customary in connection with transactions of such kind; (B) if requested by the managing underwriters or lead placement agent of the Registered Securities, obtain an opinion of outside counsel to the Corporation and the Trust in customary form and covering matters of the type customarily covered by such an opinion, addressed to such placement agent or underwriters named in the underwriting agreement and dated the date of the closing of the sale of the Registrable Securities relating thereto; (C) if requested by the managing underwriters or lead placement agent of the Registrable Securities, (I) obtain "comfort" letters (or, if a "comfort" letter or "comfort" letters may not be delivered under applicable accounting pronouncements or standards, a "procedures" letter) and an update thereof from each of the independent certified public accountants who have certified the most recent audited financial statements that are incorporated by reference in the Shelf Registration Statement, which letters shall be addressed to the sales or placement agent or any underwriter of the Registrable Securities and shall be dated the date of the Prospectus used in connection with an offering of Registrable Securities and/or the date of the closing of the sale of Registrable Securities, such letter or letters to be in customary form and covering such matters of the type customarily covered by "comfort" letters of such type, and
(II) use their respective reasonable best efforts to have such letter addressed to the Selling Holders of Registrable Securities (provided, however, that such letters need not be addressed to any Holder to whom, in the reasonable opinion of the Issuers' independent certified public accountants, addressing such letter is not permissible under applicable accounting standards); and (D) deliver such documents and certificates as may be reasonably requested by the Selling Holder and the sales or placement agent or any underwriter of Securities to evidence compliance with any conditions contained in the underwriting agreement or other agreement entered into by the Trust and the Corporation. The Trust and the Corporation shall also cooperate with the Selling Holders, and the Underwriters' Representative for such offering in the marketing of the Registrable Securities, including making available the officers, making the officers available to participate in such "road show" presentations and conference calls as the Selling Holders may reasonably request, accountants, counsel, premises, books and records of the Trust and the Corporation for such purpose.

                  4.5. Promptly notify each Selling Holder and the Underwriter's Representative of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  4.6. Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the reasonable opportunity to discuss the business affairs of the Trust and the Corporation with their officers and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Trust or the Corporation determine to be confidential and which the Trust or the Corporation advise such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Trust and the Corporation or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Trust and the Corporation.

                  4.7. Promptly notify each Holder, each sales or placement agent and each underwriter (A) when the Shelf Registration Statement or any related Prospectus or any amendment or supplement has been filed, and, with respect to the Shelf Registration Statement or any amendment thereto, when the same has become effective or (B) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the related Prospectus or for additional information.

                  4.8. Cooperate with each Holder and any sales or placement agent or underwriter of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends except as required by law or as customarily borne by securities held by DTC or any similar depository; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters thereof may request in writing at least two business days prior to any sale of the Registrable Securities.

                  4.9. Make available to their respective security Holders separate and combined earnings statements, as soon as reasonably practicable but in no event later than 45 days after the end of the period of twelve months commencing on the first day of any fiscal quarter next succeeding each sale by any Selling Holder, which earnings statements shall cover such twelve month period and shall satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act; provided, however, that the Trust's and the Corporation's obligations under this
Section 4.9 may be satisfied by the timely filing of quarterly or annual reports under the Exchange Act containing the information specified by Rule 158.

                  4.10. In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Trust or the Corporation or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Trust and the Corporation shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof, and (C) providing such information, known to the Trust or the Corporation to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                  4.11. Use their respective reasonable efforts to cause the Registrable Securities covered by the Shelf Registration Statement (i) if the Paired Shares are then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Trust and the

Corporation to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

                  4.12. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such offering.

                  SECTION 5. HOLDERS' OBLIGATIONS. It shall be a condition precedent to the obligations of the Trust and the Corporation to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

                  5.1. Furnish to the Trust and the Corporation such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the offering of such Selling Holder's Registrable Securities, and to reasonably cooperate with the Trust and the Corporation in preparing the Shelf Registration Statement and the Prospectus (together with any amendments or supplements thereto).

                  5.2. Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Trust and the Corporation or the other Persons on whose behalf the Piggyback Registration statement or supplement to the Prospectus was being filed have agreed to sell their securities, and, in the case of a registration under Section 3, to execute the underwriting agreement agreed to by the Trust and the Corporation and the Selling Holders.

                  SECTION 6. EXPENSES OF REGISTRATION. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

                  6.1. With respect to the Shelf Registration Statement and each offering pursuant thereto and pursuant to the Prospectus, each of the Trust and the Corporation shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Registration for each Selling Holder, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Trust and the Corporation, and of the independent public accountants for the Trust and the Corporation, including the expenses of "cold comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to

Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) and all fees and expenses of counsel for the Selling Holders; provided, however, that the Trust and the Corporation shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn by the Required Holder (in which case the Selling Holders shall bear such expenses), unless, in the case of a Shelf Registration, the Required Holder agrees that such withdrawn registration shall have constituted the Shelf Registration available to it under Section 2 hereof. The Trust and the Corporation each agree between themselves that they shall bear and pay Registration Expenses in an amount equal to their respective Issuance Percentage of such Registration Expenses and that they shall reimburse each other to the extent necessary to cause each of them to so bear and pay such respective amounts.

                  6.2. The Trust and the Corporation shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3, but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) and all fees and expenses of counsel for the Selling Holders.

                  SECTION 7. INDEMNIFICATION; CONTRIBUTION. If any Registrable Securities are included in a registration statement under this Agreement:

                  7.1. To the extent permitted by applicable law, each of the Trust and the Corporation, severally and not jointly, shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, each Person who participates as a sales or placement agent or underwriter in any offering of the Registered Securities and each officer, director, partner and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party or to which such party may become subject pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary Prospectus or final Prospectus contained therein, or any amendments or supplements thereto; or

                  (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected by the indemnified person without the consent of the Trust or the Corporation (which consent shall not be unreasonably withheld), nor shall the Trust or the Corporation be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Trust or the Corporation by the indemnified party expressly for use in connection with such registration; and provided further that the indemnity agreement contained in this Section 7 shall not apply to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, contained in or omitted from any preliminary Prospectus if the final Prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final Prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if an underwriter, placement agent or Selling Holder was under an obligation to deliver such final Prospectus and failed to do so.

                  7.2. To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Trust, the Corporation, each of the Trustees of the Trust, each of the directors of the Corporation, each of the officers of the Trust or the Corporation who shall have signed the registration statement, each Person, if any, who controls the Trust or the Corporation within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent that, but only to the extent that, such Violation arises out of or is based upon and was made in reliance upon information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement (A) is effected without the consent of the relevant Selling Holder (which consent shall not be unreasonably withheld), (B) does not include an unconditional release of the indemnified party from all liability arising out of such action or claim or
(C) includes a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the net proceeds from the applicable offering received by such Selling Holder.

                  7.3. Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with nationally recognized counsel experienced in such matters reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel and to not have the indemnifying party assume its defense, with the fees, disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 to the extent of such prejudice but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).

                  7.4. If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:

                  (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in

Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  7.5. If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4 except that no Selling Holder shall be liable for any amount in excess of the net proceeds it receives in the offering which is the subject of the indemnification proceeding.

                  7.6. The obligations of the Trust and the Corporation under this Section 7 shall be in addition to any liability which the Trust and the Corporation may otherwise have to the persons specified in Section 7.1 and the obligations of the Selling Holders under this Section 7 shall be in addition to any liability which such Persons may otherwise have to the Trust and the Corporation. The remedies provided in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

                  7.7. The obligations of the Trust, the Corporation and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

                  SECTION 8. HOLDBACK. (a) Each Holder, if so requested by the Underwriters' Representative in connection with an offering of any securities covered by a registration statement filed by Trust and the Corporation, whether or not such Holder's securities are included therein, shall not effect any public sale or distribution of Paired Shares or any securities convertible into or exchangeable or exercisable for Paired Shares, including a sale pursuant to Rule 144 under the Securities act (except as part of such underwritten registration), during the 90-day period (provided that if such a 90-day period has previously occurred under this Section 8 (a) in the prior 365 days, the 45-day period) beginning on the date such registration statement is declared effective under the Securities Act by the Commission. Notwithstanding the immediately preceding sentence or
Section 2.3, the 90-day and 45-day periods referred to therein and herein shall not extend to more than 180 days in any consecutive 365 day period. In order to enforce the foregoing covenant, the Trust and the Corporation shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period. Holders of Registrable Securities shall have the right to participate in any such registration on the terms provided in Section 3 hereof.

(b) Each of the Trust and the Corporation agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable to or exercisable for such securities, during the 90-day (or 45-day) period beginning on the effective date of any underwritten demand registration (except pursuant to (i) registrations on Form S-4 or any successor form and (ii) registrations of securities in connection with a dividend reinvestment plan on form(s) applicable to such securities) unless the underwriters managing the registered public offering otherwise agree.

         SECTION 9.  AMENDMENT, MODIFICATION AND WAIVERS; FURTHER ASSURANCES.

                  (i) This Agreement may be amended with the consent of the Trust and the Corporation and the Holders and the Trust and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Trust and the Corporation shall have obtained the written consent of the Holders to such amendment, action or omission to act.

                  (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

                  (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

                  SECTION 10. ASSIGNMENT; BENEFIT. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however that neither this Agreement nor any of the rights, interests or obligations hereunder shall be directly or indirectly assigned (including the substitution of an issuer or issuers other than the Trust and the Corporation) or delegated by a Holder other than to a permitted transferee of the Registrable Securities that agrees to be bound hereby.

                  SECTION 11. MISCELLANEOUS.

                  11.1. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                  11.2. NOTICES. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next Business Day delivery to the relevant address specified on Annex A hereto. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next Business Day delivery.

                  11.3. ENTIRE AGREEMENT; INTEGRATION. Except as expressly agreed in a separate writing signed by the parties hereto on or after the date of this Agreement, this Agreement, the Transaction Agreement, the Westin Disclosure Letter (as defined in the Transaction Agreement), the Starwood Disclosure Letter (as defined in the Transaction Agreement), the Confidentiality Agreement (as defined in the Transaction Agreement) and the Other Agreement (as defined in the Transaction Agreement) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

                  11.4. SECTION HEADINGS. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

                  11.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

                  11.6. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

                  11.7. TERMINATION. This Agreement may be terminated at any time by a written instrument signed by the Trust, the Corporation and all of the Holders. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be (a) no Registrable Securities outstanding, and (b) no securities outstanding which are convertible or exchangeable into Registrable Securities; provided that any Paired Shares previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement and provided that the rights and obligations pursuant to Section 7 shall survive termination of this Agreement.

                  11.8. STARWOOD TRUST. The parties hereto understand and agree that the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under the Declaration of Trust, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and that the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

                  11.9. SUBMISSION TO JURISDICTION. Each of the parties hereto and each of the Holders irrevocably submits and consents to the jurisdiction of the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


                                        STARWOOD LODGING TRUST,
                                        a Maryland real estate investment
                                        trust



                                        By: ________________________________
                                            Name:
                                            Title:




                                        STARWOOD LODGING CORPORATION,
                                        a Maryland corporation



                                        By: ________________________________
                                            Name:
                                            Title:



                                        HOLDERS:

                                        W&S Hotel L.L.C.



                                        By: ________________________________
                                            Name:
                                            Title:


                                        WHWE L.L.C.



                                        By: Whitehall Street Real Estate
                                            Limited Partnership V,
                                            Member and Manager


                                        By: ________________________________
                                            Name:
                                            Title:

                                        Woodstar Investor Partnership

                                        By: Marswood Investors, L.P.
                                            General Partner

                                        By: Starwood Capital Group, L.P.
                                            General Partner

                                        By: BSS Capital Partners, L.P.
                                            General Partner

                                        By: Sternlicht Holdings II, Inc.
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:



                                        Juergen Bartels


                                        ____________________________________



                                        Nomura Asset Capital Corporation


                                        By: ________________________________
                                            Name:
                                            Title:



                                        GS CAPITAL PARTNERS, L.P.

                                        By: GS Advisors, L.P.,
                                            General Partner

                                        By: GS Advisors, Inc.,
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:

                                        STONE STREET FUND 1994, L.P.

                                        By: Stone Street Funding Corp.,
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:



                                        STONE STREET WESTIN HOLDING, INC.

                                        By: ________________________________
                                            Name:
                                            Title:



                                        STONE STREET FUND 1995, L.P.

                                        By: Stone Street Value Corp.,
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:



                                        STONE STREET 1995 WESTIN HOLDING INC.

                                        By: ________________________________
                                            Name:
                                            Title:



                                        BRIDGE STREET FUND 1994, L.P.

                                        By: Stone Street Funding Corp.,
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:

                                        BRIDGE STREET FUND 1995, L.P.

                                        By: Stone Street Value Corp.,
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:


                                        GS CAPITAL PARTNERS WESTIN HOLDING,
                                        L.P.

                                        By: GS Capital Partners, L.P.
                                            General Partner

                                        By: GS Advisors, L.P.
                                            General Partner

                                        By: GS Advisors, Inc.,
                                            General Partner

                                        By: ________________________________
                                            Name:
                                            Title:



                                        Richard L. Mahoney


                                        ____________________________________



                                        Frederick J. Kleisner


                                        ____________________________________



                                        John van Hartesvelt


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